                                        UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                         __________


                                          FORM 8-K

                                       CURRENT REPORT


                             PURSUANT TO SECTION 13 OR 15 (d) OF
                             THE SECURITIES EXCHANGE ACT OF 1934


                                    _____________________


                        Date of Report (July 1, 1994): July 19, 1994


                        Alexander & Alexander Services Inc.
                   (Exact name of registrant as specified in its charter)


                Maryland             1-8282                 52-0969822
             (State or other        (Commission           (I.R.S. Employer
             jurisdiction of       File Number)          Identification No.)
             organization)


       1211 Avenue of the Americas                             10036
           New York, New York                                 (Zip Code)
(Address of principal executive offices)


                                  (212) 840-8500
                               (Registrant's telephone number,
                                    including area code:)


                                       Not Applicable
                               (Former name or former address,
                                if changed since last report.

Item 5.       Other Items

At a Special Meeting of Stockholders of Alexander & Alexander
Services Inc. (the "Company") held on July 15, 1994, stockholders holding a majority of the shares of the Company entitled to vote approved the following proposals:

       1. To approve the Stock Purchase and Sale Agreement, dated as of June 6, 1994, between the Company and American International Group, Inc. ("AIG"), as it may be amended from time to time (the "Purchase
              Agreement"), and the performance by the Company of all transactions and acts on the part of the Company contemplated pursuant to the Purchase Agreement, including the issuance and sale to AIG of shares of Series B Cumulative Convertible Preferred Stock, par value $1.00 per share ("Series B Preferred Stock"), of the Company and the issuance of shares of non-voting Class D Common Stock, par value $1.00 per share
              ("Class D Stock"), of the Company upon the conversion of shares of Series B Preferred Stock in accordance with their terms, and the issuance of shares of Common Stock in exchange for shares of Class D Stock or, in certain circumstances, conversion of Series B Preferred Stock;

       2. To approve certain amendments to the Company's charter to (i) increase the number of authorized shares of stock of the Company, (ii) establish the terms of the Class D Stock and (iii) effect other minor amendments.

On July 15, 1994, pursuant to the terms of the Purchase Agreement, AIG purchased from the Company 4,000,000 shares of the Series B Preferred Stock at a purchase price of $50 per share for a total purchase price of $200,000,000 (the "AIG Investment"). A copy of a press release noticing the foregoing events is attached hereto as
Exhibit 20.2.

In connection with the AIG Investment, the Board of Directors amended the Rights Agreement, dated as of June 11, 1987, between the Company and First Chicago Trust Company of New York, as amended and restated as of March 22, 1990, as amended April 21, 1993 the "Rights Agreement". Pursuant to this amendment, effective as of June 6, 1994, the acquisition of Series B Preferred Stock upon closing of the Purchase Agreement, the acquisition of Class D Stock upon conversion of Series B Preferred Stock, the acquisition of Common Stock upon exchange for Class D Stock or the acquisition by AIG or its affiliates or any transferee thereof of any securities of the Company (if such acquisition is permitted by the Purchase Agreement) will not (i) cause any person to become an Acquiring
Person, (ii) cause the Distribution Date or the Shares Acquisition
Date to occur, or (iii) give rise to a Section 11(a)(ii) Event (as such capitalized terms are defined in the Rights Agreement). With respect to the Rights Agreement, the Class D Stock will be treated as if such shares were Class C Common Stock, $1.00 par value, of the Company.

In addition, on July 15, 1994, the Board of Directors approved an amendment to the Rights Agreement to provide for, among other things, modifications of the definitions of Acquiring Person and Distribution Date to raise from 10% to 15% the percentage of stock ownership needed to cause a person to become an Acquiring
Person or to cause a Distribution Date to occur (as such capitalized terms are defined in the Rights Agreement).

The foregoing description of the amendments to the Rights
Agreement is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference. A summary of the Rights
Agreement, as amended, is also attached hereto as Exhibit 20.1.

       Effective July 15, 1994, the Company amended its long-term credit agreement with various banks to restore its ability to borrow up to $150 million. The agreement provides for unsecured borrowings and contains various covenants including limits on minimum net worth, maximum consolidated debt, minimum interest coverage and minimum consolidated cash flow from operations.

       The amendment increases the amount of the credit agreement from $75 million to $150 million. The amendment also removes a condition that the Company be in compliance with all financial covenants for two consecutive quarters before borrowing and provides a waiver of compliance with respect to the financial covenants for the quarter ended June 30, 1994. After giving effect to the amendment, the Company is no longer precluded from borrowing under the agreement.

       Also on July 15, 1994, the Board of Directors elected three new directors, increasing the size of the board from 8 to 11 directors. The newly elected directors are: W. Peter Cooke, Chairman, World Regulatory Advisory Practice, Price Waterhouse, London, England;
Joseph L. Dionne, Chairman and Chief Executive Officer, McGraw-
Hill, Inc., New York, New York; and James D. Robinson III, President, J.D. Robinson Inc., New York, New York.

       A copy of the press release noticing the election of the new directors, the amendments to the Rights Agreement and the long-term credit agreement, and other matters is attached hereto as
Exhibit 20.3.

       On July 1, 1994, the Company's subsidiary, Alexander
Stenhouse & Partners Ltd. ("AS&P"), entered into an agreement with Centre Reinsurance (Bermuda) Limited ("Centre Re") under which
AS&P will cede and Centre Re will assume AS&P's liability for certain losses arising out of the activities of AS&P's former subsidiary, Sphere Drake Insurance Group Plc, and Swann & Everett
Underwriting Agency and their subsidiaries and predecessors. The Company's subsidiaries, Atlanta International Insurance Company, American Special Risk Insurance Company and Trent Insurance
Company Limited (collectively, the "Atlanta companies"), also entered into a related arrangement with Centre Re. The two above-mentioned agreements are hereinafter referred to collectively as the "Centre Re Agreements".

       The Centre Re Agreements cover up to $200 million of losses paid after January 1, 1994 in the aggregate under both agreements in excess of an aggregate self-insured retention of $73 million. AS&P paid $78 million and the Atlanta companies paid $2 million in premiums for this coverage. AS&P may be liable for certain additional premiums, but only to the extent, if any, the losses paid by Centre Re exceed an amount equal to the sum of (i) premiums paid, increased at an annual rate of 8.25% on the amount of premium net of losses paid by Centre Re and (ii) $25 million, which will be borne by Centre Re. If loss experience proves favorable, AS&P may recover upon termination of the agreements amounts in a notional experience account.

       The subject business covered by AS&P's agreement includes
AS&P's liability for loss and allocated loss adjustment expense sustained after January 1, 1994 with respect to (i) The Orion
Insurance Company Limited ("Orion") during underwriting years from and including 1953 through 1967 in respect of a certain Marine Pool Agreement (the "Orion Pool"), (ii) Sphere Drake Insurance Company due to the unenforceability of a stop-loss agreement with Posgate and Denby Syndicate 701 protecting certain quota share insurance in favor of Posgate Syndicates 126/129 and predecessor syndicates, subject to a maximum liability for such coverage of approximately
$64 million, (iii) AS&P due to the inability to collect from reinsurers for its share of the Orion Pool, subject to a maximum liability for this coverage of $16 million and (iv) Eagle Star Insurance Company
Limited for which AS&P may have liability in respect of actions or omissions by Swann & Everett Underwriting Agency. The Atlanta companies' agreement provides up to $10 million of coverage in excess of certain existing reinsurance with an affiliate of Centre Re in respect of insurance policies issued and reinsurance assumed by such companies prior to January 1, 1989.

       To partially fund the Centre Re Agreements, the Company borrowed $50 million from Centre Re. The borrowing will be repayable in five equal annual installments, commencing July 1, 1997, and bears interest at a rate per annum equal to the five-year U.S. Treasury note rate as at July 1, 1994 plus 250 basis points. AS&P also borrowed $30 million in deferred premium financing from Centre Re on a short-term basis, which amount was paid to Centre
Re on July 15, 1994.

       The Company contributed $48 million to AS&P to fund the premium payment and contributed an additional $30 million from the proceeds of the AIG Investment to permit AS&P to pay the deferred premium.

       As a result of the transaction, the Company will record a second quarter charge of approximately $6 million to discontinued operations. The charge represents the cost of the premium and deductible that exceeds existing reserves for the covered exposures.

       The Centre Re Agreements satisfied one of the conditions to the obligations of AIG to make the AIG Investment. The Company agreed with AIG that so long as AIG retains its investment in the Company, the Company will not, without AIG's consent, cancel, terminate, commute, substitute coverage or otherwise materially modify the Centre Re Agreements.

       A copy of the press release noticing the Centre Re
Agreements is attached hereto as Exhibit 20.4.



Item 7.       Exhibits

    4.1 Amendment No. 2 to Rights Agreement, effective as of June 6, 1994, between Alexander & Alexander Services Inc. and First Chicago Trust Company of New York, as Rights Agent.

    4.2       Amendment No. 3 to Rights Agreement, dated as of
              July 15, 1994, between Alexander & Alexander Services Inc. and First Chicago Trust Company of New York, as Rights Agent.

   20.1 Summary of Preferred Share Purchase Rights, dated as of July 15, 1994.

   20.2       Press Release, dated July 15, 1994.

   20.3       Press Release, dated July 18, 1994.

   20.4       Press Release, dated July 7, 1994.

                              SIGNATURES


              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ALEXANDER & ALEXANDER
SERVICES INC.


Date: July 19, 1994         By:  /s/ Ronald J. Roessler

                                         Ronald J. Roessler
                                         Senior Vice President and
																																									General Counsel
























ht:Z:FORM8K:JULY15

                             Exhibit Index


Exhibit No.   Description                                      Page

   4.1        Amendment No. 2 to Rights Agreement,
              effective as of June 6, 1994, between
              Alexander & Alexander Services Inc. and
              First Chicago Trust Company of New York,
              as Rights Agent.                                 10

   4.2        Amendment No. 3 to Rights Agreement,
              dated as of July 15, 1994, between
              Alexander & Alexander Services Inc. and
              First Chicago Trust Company of New York,
              as Rights Agent.                                 13

  20.1        Summary of Preferred Share Purchase Rights,
              dated as of July 15, 1994.                       15


  20.2        Press Release, dated July 15, 1994.              20


  20.3        Press Release, dated July 18, 1994.              21


  20.4        Press Release, dated July 7, 1994.               23

                                                           Exhibit 4.1


                Amendment Number 2 to Rights Agreement

              The Rights Agreement dated as of June 11, 1987, between Alexander & Alexander Services Inc. (the "Company") and
First Chicago Trust Company of New York, as amended and restated as of March 22, 1990, as amended April 21, 1992 (the
"Rights Agreement"), is hereby amended, effective as of June 6, 1994, as follows. All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Rights
Agreement.

              A. Notwithstanding anything to the contrary in the Rights Agreement, none of the following events shall (a) cause any person to become an Acquiring Person, (b) cause the Distribution Date or the Shares Acquisition Date to occur, or (c) give rise to a
Section 11(a)(ii) Event:

    1.     The acquisition of 8% Series B Cumulative Convertible
Preferred Stock ("Series B Preferred Stock") pursuant to the terms of a Stock Purchase and Sale Agreement dated June 6, 1994 between the Company and American International Group, Inc. ("AIG") (the
"Purchase Agreement").

    2.     The acquisition of Class D Common Stock ("Class D
Stock") of the Company upon conversion of the Series B Preferred
Stock in accordance with the terms of the Series B Preferred Stock.

    3. The acquisition of Common Stock in exchange for Class D Stock in accordance with the terms of the Class D Stock.

    4. The acquisition of Common Stock upon conversion of the Series B Preferred Stock in accordance with the terms of the Series B Preferred Stock.

    5. The acquisition by AIG or its Affiliates of any securities of the Company and the acquisition of any such securities by any transferee thereof, to the extent that such acquisition occurs at or after the time that (i) the Company shall consent or agree to the acquisition of, or the commencement of a tender offer for, or the Board of Directors of the Company shall recommend or, within 10 business days after the commencement of the tender offer, not recommend that shareholders reject, a tender offer for, "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) by any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("the
Exchange Act")), of securities of the Company entitled to vote generally in the election of directors, or securities convertible into or exchangeable for such securities (collectively, "Designated
Securities"), representing, when added to the Designated Securities already owned by such person or group, thirty-five percent (35%) or more of such Designated Securities; (ii) the Company shall amend, modify or supplement, or waive the benefit of, this Agreement, as amended to date, so as to permit any acquisition of beneficial ownership of thirty-five percent (35%) or more of the Designated Securities without causing such person or group to become an Acquiring Person or without causing the Distribution Date or the Shares Acquisition Date to occur or without giving rise to a Sec-tion 11(a)(ii) Event; (iii) the Company shall take any action under
Section 3-603(c) of the Maryland General Corporation Law to exempt any transaction between the Company and any of its subsidiaries, on the one hand, and any such person or group, or any affiliates of any person or group, on the other hand, who (A) acquire, own or hold beneficial ownership of Designated Securities representing thirty-five percent (35%) or more of such Designated Securities from the provisions of Title 3, Subtitle 6 of the Maryland General Corporation
Law or (B) acquire, own or hold beneficial ownership of Designated Securities representing ten percent (10%) or more of such Designated Securities unless such other person or group, or any affiliate of such person or group, enters into a standstill agreement with the Company limiting the acquisition of Designated Securities by such other person or group, or any affiliates of such person or group, to less than 35% of the Designated Securities and such standstill agreement remains in full force and effect; (iv) the Company shall issue, sell or transfer, in one or a series of related transactions, Designated Securities to any person or group if after giving effect thereto said person or group shall have, or shall have the then contractual right to acquire through conversion, exercise of warrants or otherwise, more than thirty-five percent (35%) of the combined voting power to vote generally in the election of directors of the Company; or (v) the Company shall agree to merge or consolidate with or into any person, firm, corporation or other legal entity or shall agree to sell all or substantially all its assets to any person, firm, corporation or other legal entity other than (i) a merger or consolida-tion of one subsidiary of the Company into another or the Company, or (ii) a merger or consolidation in which the securities of the Company outstanding before the merger or consolidation are not affected and in which the Company issues equity securities having an aggregate market value of less than 20% of the total market value of the Company's equity securities outstanding prior to such merger or consolidation.

           B. Shares of Class D Stock will be treated under the Rights Agreement as if they were Class C Shares. Without limiting the generality of the foregoing, Rights shall be issued in respect of all shares of Class D Stock that are issuable upon conversion of the Series B Preferred Stock, prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, as contemplated by Section 3 of the Rights Agreement, provided that, at the option of any holder of Class D Stock, any securities issued upon exercise of such Rights shall be voting only to the extent that the Class D Stock is voting.

           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In all respects not inconsistent with the terms and provisions of this amendment, the Rights Agreement is hereby ratified, adopted, approved and confirmed.








           IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested.

ATTEST:                         ALEXANDER & ALEXANDER
                                   SERVICES INC.


/s/ Andrea L. Schuman                  By:  /s/ R. Alan Kershaw

Andrea L. Schuman                            R. Alan Kershaw
Attorney                              Vice President and Treasurer



ATTEST:                         FIRST CHICAGO TRUST
                                   COMPANY OF NEW YORK


/s/ Michael J. Kane                    By:  /s/ Joanne Gorostiola

Michael J. Kane                       Joanne Gorostiola
Customer Service Officer              Assistant Vice-President

                                                           Exhibit 4.2


                  AMENDMENT NO. 3 TO RIGHTS AGREEMENT


           AMENDMENT, dated as of July 15, 1994, to the Rights Agreement, dated as of June 11, 1987, as amended and restated as of March 22, 1990, as amended April 21, 1992, as amended July 15, 1994 (the "Rights Agreement"), between Alexander & Alexander Services Inc., a Maryland corporation (the "Company") and First Chicago Trust Company of New York, a New York corporation (the "Rights Agent").

    Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

    In consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

           1. The definition of "Acquiring Person" in Section 1(b) of the Rights Agreement is hereby amended by replacing the amount
"10%" in each place where it appears with the amount "15%".

           2. Section 3(a) of the Rights Agreement is hereby amended by replacing the amount "10%" where it appears with the amount "15%".

           3. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

           4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

           5. In all respects not inconsistent with the terms and provisions of this Amendment, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.
           6. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first above written.


Attest:                         ALEXANDER & ALEXANDER
                                SERVICES INC.


By: /s/ Andrea L. Schuman       By: /s/ R. Alan Kershaw

     Andrea L. Schuman               R. Alan Kershaw
     Attorney                        Vice President and Treasurer


Attest:                         FIRST CHICAGO TRUST COMPANY
                                OF NEW YORK

By: /s/ Michael J. Kane         By: /s/ Joanne Gorostiola

Michael J. Kane                      Joanne Gorostiola
Customer Service Officer             Assistant Vice-President
                                                          Exhibit 20.1

ALEXANDER & ALEXANDER SERVICES INC.

                     SUMMARY OF RIGHTS TO PURCHASE
                           PREFERRED SHARES


           On June 11, 1987, the Board of Directors of Alexander & Alexander Services Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, $1.00 par value (the "Common Shares"), and
Class C Common Stock, $1.00 par value (the "Class C Shares"), of the Company. The Company also issued to Montreal Trust Com-pany of Canada, as successor to The Canada Trust Company, as trustee (the "Trustee") under a Trust Agreement dated as of June 11, 1987, a number of Rights equal to the number of Class 1 Special Shares, without par value (the "Class 1 Shares"), of Reed Stenhouse Companies Limited, a Canadian subsidiary of the Company, outstanding on July 6, 1987. Under the Company's charter, (i) the Class C Shares together with the related Dividend Shares, 2.0p par value (the "Dividend Shares"), of Alexander & Alexander UK, plc, formerly Alexander & Alexander Europe plc, a United Kingdom subsidiary of the Company, and (ii) the Class 1 Shares together with the shares of Class A Common Stock, par value $.00001 per share
(the "Class A Shares"), of the Company which are beneficially owned by the holders of the Class 1 Shares, are each equivalent to the Common Shares. With respect to the Rights, the Class D Common
Stock, $1.00 par value (the "Class D Shares"), of the Company will be treated as if such shares were Class C Shares, and any reference hereinafter to the Class C Shares shall mean to include the Class D Shares. The Common Shares, Class C Shares and Class A Shares are collectively referred to herein as the "Voting Shares." The dividend was paid on July 6, 1987, (the "Record Date") to the shareholders of record on that date. As of March 22, 1990, the Board of Directors amended and restated the terms of the Rights, and as of April 21, 1992, June 6, 1994 and July 15, 1994 the Board of Directors further amended the terms of the Rights. The following is a summary of the terms of the Rights, as amended.

           Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, $1.00 par value (the "Junior Preferred Shares"), of the Company, at a price of $85 per one one-hundredth of a Junior Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of June 11, 1987, amended and restated as of March 22, 1990, and further amended as of April 21, 1992, June 6, 1994 and July 15, 1994 (the Rights Agreement, as so amended, the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, formerly Morgan Shareholder Services Trust Company, as rights agent (the "Rights Agent").

           Until the earlier to occur of (i) ten (10) days following the date (the "Shares Acquisition Date") of a public announcement by the Company that (except as provided below) a person or group of affiliated or associated persons (a "Person") has acquired, or obtained the right to acquire, "beneficial ownership" (as defined in the Rights Agreement) of 15% or more of the outstanding Voting Shares
(such Person, an "Acquiring Person") or (ii) ten (10) business days
(or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring
Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share and Class C Share certificates outstanding as of the Record Date, by such Common Share or Class C Share certificates, with a copy of this Summary of Rights attached thereto or, with respect to the Class 1 Shares, by the Master Certificate. Notwithstanding the foregoing, in the event that any Person who would otherwise be an "Acquiring Person" has become such inadvertently (including, without limitation, because (i) such Person was unaware that it beneficially owned 15% or more of the Voting
Shares or (ii) such Person was aware of the extent of such beneficial ownership but such Person acquired beneficial ownership of such Voting Shares without the intention to change or influence the control of the Company and without actual knowledge of the consequences of such beneficial ownership under the Rights Agreement), as determined in good faith by the Board of Directors, and such Person, as promptly as practicable, divests itself of a sufficient number of Voting Shares to bring its ownership below the 15% threshold, such Person will not be deemed to be an Acquiring Person. Further, notwithstanding anything to the contrary in the Rights Agreement, the occurrence of certain specified transactions contemplated by the Stock Purchase and Sale Agreement, dated as of June 6, 1994, between the Company and American International Group, Inc. will not cause (i) any Person to become an Acquiring Person, (ii) cause the Distribution Date or the Shares Acquisition Date to occur; or (iii) give rise to a Section 11(a)(ii) Event (as defined in the Rights Agreement).

           The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the underlying shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share, Class C Share and
Class 1 Share certificates issued after the Record Date, upon transfer or new issuance of such shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for such shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the underlying shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Shares, Class C Shares and the Trustee as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. Prior to the Distribution Date Common Shares issuable upon redemption of the Class 1 Shares and upon conversion of the Class C Shares will also represent one Right.

           The Rights are not exercisable until the Distribution Date. The Rights will expire on July 6, 1997 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.

           The Purchase Price payable, and the number of Junior Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Shares, (ii) upon the grant to holders of the Junior Preferred Shares of certain rights or warrants to subscribe for or purchase Junior Preferred Shares at a price, or securities convertible into Junior Preferred Shares with a conversion price, less than the then-current market price of the Junior Preferred Shares or (iii) upon the grant to holders of the Junior Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Junior
Preferred Shares) or of subscription rights or warrants (other than those referred to above). The Rights are not dilutive and will not affect reported earnings per share.

           The number of outstanding Rights and the number of one one-hundredths of a Junior Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common
Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

           On June 11, 1987, the Board of Directors initially authorized and reserved 500,000 of Junior Preferred Shares for issuance upon exercise of the Rights. On November 18, 1993 and July 15, 1994, the Board of Directors authorized and reserved an additional 100,000 shares and 400,000 shares, respectively, of the Junior Preferred Shares. Junior Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Junior Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $10.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Junior Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Junior Preferred
Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Junior Preferred
Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

           Because of the nature of the Junior Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Junior Preferred Share purchasable upon exercise of each right should approximate the value of one Common Share.

           In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets, earning power, or cash flow are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company (or the Company, as the case may be) which at the time of such transaction will have a market value (determined as provided in the Rights Agreement) of two times the exercise price of the Right.

           In the event that any Person becomes an Acquiring
Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person
(which will thereafter be void), will thereafter have the right to receive upon exercise that number of one-hundredths of a Junior Preferred
Share (or, under certain circumstances, other equity securities, debt securities, cash, a reduction in the Purchase Price, and/or other property, or a combination of the foregoing) having a value
(determined as provided in the Rights Agreement) of two times the exercise price of the Right.

           At any time after any Person becomes an Acquiring Person and prior to the acquisition by such Person of 5O% or more of the outstanding Voting Shares, the Board of Directors of the Company may exchange the Rights (other than Rights beneficially owned by such Person which have become void), in whole or in part, at an exchange ratio of one one-hundredth of a Junior Preferred Share per Right (subject to adjustment).

           With certain exceptions, no adjustment in the Purchase
Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional
Junior Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Junior Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Junior Preferred Shares on the last trading day prior to the date of exercise.

           At any time prior to any Person becoming an Acquiring
Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.


           The terms of the Rights may be amended by the Board of Directors of the Company in any respect without the consent of the holders of the Rights prior to there being an Acquiring Person. Thereafter, the Board of Directors of the Company may amend the terms of the Rights without the consent of the holders of the Rights, including an amendment to extend the Final Expiration Date, except that no such amendment may adversely affect the interests of the holders of the Rights.

           The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person that attempts to acquire the Company on terms not approved by the Board of Directors of the Company. The Rights should not interfere with any merger or other business combination approved by the Board of Directors prior to the Shares Acquisition Date, since until such time the Rights may be redeemed by the Company at a redemption price of $.01 per Right.

           Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

           A copy of the Rights Agreement, as amended and restated as of March 22, 1990, has been filed with the Securities and Exchange Commission (the "SEC") as an Exhibit to an Amendment on Form 8 to an Application for Registration on Form 8-A, dated
March 28, 1990. A copy of the amendment dated as of April 21, 1992 has been filed with the SEC as an Exhibit to an Amendment on Form 8 to an Application for Registration on Form 8-A, dated April 23, 1992. The Amendments dated as of June 6, 1994 and July 15,
1994, has been filed with the SEC as Exhibits to Form 8A/A, dated July 15, 1994. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.




                                                         July 15, 1994

                                                          Exhibit 20.2



                A&A CLOSES $200 MILLION AIG TRANSACTION

NEW YORK, July 15, 1994 -- Alexander & Alexander Services Inc.
(A&A) today completed a previously announced transaction in which American International Group, Inc. (AIG) purchased 4 million shares of newly issued Series B convertible preferred stock for $200 million.

       A&A will use the cash infusion for general corporate purposes, primarily to invest in its core businesses and to fund a reinsurance arrangement that was completed July 1 for certain discontinued underwriting operations.

       Earlier today, at a special meeting of stockholders, the AIG transaction and related charter amendments were approved by a majority of stockholders entitled to vote.

       The new, non-voting convertible preferred stock pays an annual 8 percent dividend. The dividend will be paid in kind through December 15, 1996, and in kind at A&As option for an additional three years.

       The stock is convertible into A&A's common stock at $17 per share. Upon conversion of the preferred shares into common stock, AIG would own approximately 21 percent of A&A's common stock. The preferred stock and the common stock into which it is convertible are non-voting.

       AIG can exchange non-voting common stock for up to 9.9 percent of A&As voting stock. AIG will not be represented on the A&A board, and a standstill agreement is in effect for eight years.

       Alexander & Alexander Services Inc. [NYSE: AAL] is a global organization of professional advisers providing risk management, insurance brokerage and human resource management consulting services from offices in more than 80 countries.

                         Exhibit 20.3


A&A  AMENDS EXISTING CREDIT FACILITY

AND RAISES RIGHTS THRESHOLD TO 15 PERCENT;

W.P. COOKE, J.L. DIONNE AND J.D. ROBINSON III JOIN BOARD


NEW YORK, July 18, 1994 -- Frank G. Zarb, Chairman and CEO of
Alexander & Alexander Services Inc. (A&A), today said that the company has completed negotiations amending its long-term credit agreement .

       The bank agreement, reached with the support of all members of the bank group, increases the amount of available credit from $75 million to $150 million, effective immediately.

       Mr. Zarb also announced that the Board of Directors amended the companys rights plan, raising from 10 to 15 percent the threshold of stock ownership needed to trigger certain actions under the rights plan.

       As amended, the rights plan increases the amount of stock that can be held by stockholders individually or as a group.

       In addition, the board elected three new members:

    -  W. Peter Cooke,  Chairman, World Regulatory Advisory
       Practice,  Price Waterhouse, London.

   -   Joseph L. Dionne,  Chairman and CEO, McGraw-Hill, Inc.,
       New York.

   -  James D. Robinson III, President, J.D. Robinson Inc.,
       New York.

       Prior to joining Price Waterhouse in 1989, Mr. Cooke served as head of Banking Supervision, the Bank of England, and as Associate Director of the bank. From 1977-88, he was also Chairman of the Group of Ten Committee of Banking Supervisors at the Bank for International Settlements in Basel, Switzerland.

       Mr. Dionne was named McGraw-Hills chief executive officer in 1983 and the company's chairman in 1988. He joined McGraw-Hill in 1967 after having held positions in teaching, educational administration and consulting on various experimental education projects.

       Prior to forming J.D. Robinson Inc. in 1993, Mr.
Robinson was Chairman, CEO and Director of American Express
Company. He joined American Express in 1970. He previously held senior positions with White Weld & Co. and Morgan Guaranty Trust Company.

       Commenting on the election of the new directors, Mr.
Zarb said, I am delighted that our shareholders will be represented by three new directors who bring such a breadth of experience and accomplishment to our board.

       A&A also announced that it has begun the development
of a business plan that gives new emphasis to improving client
service and improving overall efficiency.   As part of this plan,
the company has begun an internal review aimed at identifying potential areas of cost reduction.

       The actions follow the Friday, July 15, announcement that A&A had completed a transaction in which American
International Group, Inc. purchased 4 million shares of newly issued Series B convertible preferred stock for $200 million.

       The capital infusion primarily will be invested into A&A's core businesses and will help finance a previously announced reinsurance package that was obtained earlier this month for certain indemnities and exposures related to the Sphere Drake Insurance Group that A&A sold in 1987.

       Alexander & Alexander Services Inc. [NYSE: AAL] is a global organization of professional advisers providing risk management, insurance brokerage and human resource management consulting services from offices in more than 80 countries.
                                                     EXHIBIT 20.4


A&A ACQUIRES REINSURANCE PROTECTION

FOR SPHERE DRAKE-RELATED EXPOSURES


NEW YORK, July 7 -- Alexander & Alexander Services
Inc.(A&A) said that reinsurance coverage has been obtained to protect A&A and its subsidiaries from certain indemnities and exposures relating primarily to the Sphere Drake Insurance
Group prior to its sale by A&A in 1987.

       This reinsurance protection satisfies a condition of the previously announced $200 million investment in A&A by American International Group, Inc. (AIG). The proposed investment is subject to stockholder approval at a special July
15 meeting.

       Frank G. Zarb, A&A's Chairman and Chief Executive Officer, said, "The reinsurance protection further insulates our income statement against these particular exposures. We are reviewing the company's remaining contingencies to determine what additional actions may be taken. This will enable us to focus fully on the performance of our core businesses."

       As a result of the transaction, A&A will record a second quarter charge of approximately $6 million to discontinued operations. The charge represents the cost of the premium and deductible that exceeds existing A&A reserves for the covered exposures.

       Additional details will be available when appropriate documentation is filed with the U.S. Securities and Exchange
Commission.

       Alexander & Alexander Services Inc. is a global organization of professional advisers providing risk management, insurance brokerage and human resource management consulting services from offices in more than 80 countries.


                                           Alexander & Alexander Services Inc.
                                           1211 Avenue of the Americas
                                           New York, NY  10036
                                           Telephone 212 444-4500
                                           FAX 212 444-4696



VIA EDGAR


July 19, 1994


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:  Current Report on Form 8-K

Gentlemen:

Enclosed for filing please find one conformed copy of the Current Report on Form 8-K for Alexander & Alexander Services Inc. (the "Company").
This filing notices certain recent events under "Item 5 - Other Events".


Sincerely,


/s/ Donna Somma


Donna Somma
Assistant Vice President
   & Securities Counsel


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